UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007 (May 1, 2007)

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Legacy Reserves LP (“Legacy”) on May 4, 2007 in connection with its acquisition of certain oil and natural gas properties located in Lea and Eddy Counties in Southeast New Mexico from Ameristate Exploration, LLC ("Ameristate"), for a contract price of $5.5 million, which was completed on May 1, 2007 (referred to as the “Ameristate” acquisition).  The Current Report on Form 8-K filed May 4, 2007 is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information of Ameristate required by Item 9.01 (a).  No other amendments to the Form 8-K filing on May 4, 2007 is being made by this Amendment No. 1.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the oil and natural gas properties acquired by Legacy from Ameristate for the year ended December 31, 2006, and for the three month periods ended March 31, 2006 and 2007, and the independent registered public accounting firm's report related thereto, are attached hereto as Exhibit 99.1 and incorporated by reference.

(b)           Pro forma financial information.

The unaudited pro forma combined balance sheet of Legacy as of March 31, 2007, and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, including the notes thereto, giving effect to the Ameristate acquisition and two other acquisitions are filed as Exhibit 99.1 to Legacy’s Current Report on Form 8-K filed with the SEC on June 29, 2007 and are incorporated herein by reference.

(d)           Exhibits.

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Registered Public Accounting Firm – BDO Seidman, LLP
Exhibit 99.1 *
The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Ameristate properties for the year ended December 31, 2006, and for the three month periods ended March 31, 2006 and 2007.

Exhibit 99.2
The unaudited pro forma combined balance sheet of Legacy as of March 31, 2007, and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, including the notes thereto. (Incorporated by reference to Legacy's Current Report on Form 8-K filed on June 29, 2007, Exhibit 99.1)

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: June 29, 2007	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Registered Public Accounting Firm – BDO Seidman, LLP
Exhibit 99.1 *
The audited and unaudited statements of revenues and direct operating expenses, including the notes thereto, for the Ameristate properties for the years ended December 31, 2006, and for the three month periods ended March 31, 2006 and 2007.

Exhibit 99.2
The unaudited pro forma combined balance sheet of Legacy as of March 31, 2007, and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, including the notes thereto. (Incorporated by reference to Legacy’s Current Report on Form 8-K filed June 29, 2007, Exhibit 99.1)

* filed herewith